EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
EARNINGS PER SHARE

9.	EARNINGS PER SHARE

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2015	2014	2013
Net income from continuing operations after non-controlling interest	255,325	137,414	69,499
Net (loss) income from discontinued operations after non-controlling interest	(100,701)	12,055	—
Net income attributable to the Company	154,624	149,469	69,499

(in thousands)	2015	2014	2013
Weighted average number of ordinary shares	120,082	125,189	114,377

The weighted average numbers of shares outstanding have been adjusted for the reverse business acquisition of the Company by Frontline 2012 and the 1-for-5 reverse share split that was effected in February 2016. The options issued by the Company did not have an impact on the calculation of earnings per share.